Exhibit 99.1

1550 Peachtree Street, N.W. Atlanta, Georgia 30309

NEWS RELEASE

Contact:

Jeff Dodge	Tim Klein
Investor Relations	Media Relations
(404) 885-8804	(404) 885-8555
jeff.dodge@equifax.com	tim.klein@equifax.com

Equifax Reports Third Quarter 2014 Results

ATLANTA, October 22, 2014 — Equifax Inc. (NYSE: EFX) today announced financial results for the quarter ended September 30, 2014. The company reported revenue from continuing operations of $613.4 million in the third quarter of 2014, a 7 percent increase from the third quarter of 2013 and a 8 percent increase in local currency. Local currency fluctuations against the U.S. Dollar negatively impacted the revenue by $5.6 million in the third quarter of 2014.

Third quarter diluted EPS from continuing operations attributable to Equifax was $0.75, an increase of 12 percent from the third quarter of 2013. On a non-GAAP basis, adjusted EPS attributable to Equifax, excluding the impact of a settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense, net of associated tax impacts, was $1.01, up 12 percent from the third quarter of 2013.

“Another strong quarterly performance was driven by solid execution across all business units. Our core, non-mortgage market organic growth continues to be within our long term target range of 6 to 8 percent and we expect to deliver another strong performance in the fourth quarter,” said Richard F. Smith, Chairman and Chief Executive Officer of Equifax. “The momentum we have developed over the course of this year positions us well for another strong performance in 2015.”

Third Quarter 2014 Highlights

•	Operating margin was 25.1 percent for the third quarter of 2014, compared to 26.2 percent in the third quarter of 2013. Adjusted operating margin, which excludes the third quarter 2014 settlement of a legal dispute over certain software license agreements, was 26.4 percent for the third quarter of 2014, up 15 basis points from 2013.

•	We repurchased 1.5 million of our common shares on the open market for $113.1 million during the third quarter of 2014. In September 2014, the Board of Directors authorized the repurchase of up to an additional $400 million of the Company’s outstanding shares of common stock. At September 30, 2014, our remaining authorization for future share repurchases was $428.5 million.

U.S. Information Solutions (USIS)

Total revenue was $278.6 million in the third quarter of 2014, a 3 percent increase when compared to the third quarter of 2013.

•	Online Information Solutions revenue was $205.5 million, up 4 percent when compared to a year ago.
•	Mortgage Solutions revenue was $28.3 million, flat from a year ago.
•	Financial Marketing Services revenue was $44.8 million, up 2 percent when compared to a year ago.

Operating margin for USIS was 37.4 percent in the third quarter of 2014 compared to 36.2 percent in the third quarter of 2013. Adjusted USIS operating margin, excluding the third quarter 2014 settlement of a legal dispute over certain software license agreements, was 40.3 percent for the third quarter of 2014.

International

Total revenue was $158.4 million in the third quarter of 2014, an 18 percent increase from the third quarter of 2013 and a 22 percent increase on a local currency basis.

•	Latin America revenue was $49.1 million, up 18 percent in local currency and flat in the U.S. dollar from a year ago.
•	Europe revenue was $70.1 million, up 40 percent in local currency and 51 percent in the U.S. dollar from a year ago. European revenue includes the results of TDX Group since the date of its acquisition in the first quarter of 2014.
•	Canada revenue was $39.2 million, up 5 percent in local currency and flat in the U.S. dollar from a year ago.

Operating margin for International was 23.5 percent in the third quarter of 2014 compared to 30.2 percent in the third quarter of 2013 principally reflecting the near-term effect of recent acquisitions.

Workforce Solutions

Total revenue was $122.5 million in the third quarter of 2014, a 6 percent increase when compared to the third quarter of 2013.

•	Verification Services revenue was $75.9 million, up 10 percent when compared to a year ago.
•	Employer Services revenue was $46.6 million, up 1 percent when compared to a year ago.

Operating margin for Workforce Solutions was 32.5 percent in the third quarter of 2014 compared to 29.9 percent in the third quarter of 2013.

North America Personal Solutions

Revenue was $53.9 million, a 3 percent increase from the third quarter of 2013. Operating margin was 31.6 percent compared to 26.3 percent in the third quarter of 2013.

Fourth Quarter 2014 Outlook

Based on the current level of domestic and international business activity, and current trends in foreign exchange rates, consolidated revenue for the fourth quarter of 2014 is expected to be between $615.0 million and $620.0 million and fourth quarter 2014 Adjusted EPS is expected to be between $0.99 and $1.03.

2

About Equifax

Equifax is a global leader in consumer, commercial and workforce information solutions, providing businesses of all sizes and consumers with insight and information they can trust. The company’s significant investments in differentiated data, its expertise in advanced analytics to explore and develop new multi-source data solutions, and its leading-edge proprietary technology enable it to create and deliver unparalleled customized insights that enrich both the performance of businesses and the lives of consumers.

Headquartered in Atlanta, Equifax operates or has investments in 19 countries and is a member of Standard & Poor's (S&P) 500® Index. Its common stock is traded on the New York Stock Exchange (NYSE) under the symbol EFX. In 2013, Equifax was named a Bloomberg BusinessWeek Top 50 company, was #3 in Fortune's Most Admired list in its category, and was named to InfoWeek 500 as well as the FinTech 100. For more information, please visit www.equifax.com.

Earnings Conference Call and Audio Webcast

In conjunction with this release, Equifax will host a conference call tomorrow, October 23, 2014, at 8:30 a.m. (EDT) via a live audio webcast. To access the webcast, go our website at www.investor.equifax.com/events.cfm. The discussion will be available via replay at the same site shortly after the conclusion of the webcast. This press release is also available under “Earnings Releases” at www.investor.equifax.com.

Non-GAAP Financial Measures

This earnings release presents operating income, operating margin, net income and diluted EPS from continuing operations attributable to Equifax which exclude the settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense, net of tax. These are important financial measures for Equifax but are not financial measures as defined by GAAP.

These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of operating income, operating margin, net income or EPS as determined in accordance with GAAP.

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and related notes are presented in the Q&A. This information can also be found under “Investor Relations/GAAP/Non-GAAP Measures” at www.investor.equifax.com.

Forward-Looking Statements

This release contains forward-looking statements or forward-looking information. These statements can be identified by expressions of belief, expectation or intention, as well as statements that are not historical fact. These statements are based on certain factors and assumptions including with respect to foreign exchange rates, expected growth, results of operations, performance, business prospects and opportunities and effective tax rates. While we believe these factors and assumptions to be reasonable based on information currently available, they may prove to be incorrect.

3

Several factors could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to actions taken by us, including restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions), as well as from developments beyond our control, including, but not limited to, changes in worldwide and U.S. economic conditions that materially impact consumer spending, consumer debt and employment and the demand for Equifax's products and services. Other risk factors include adverse or uncertain economic conditions and changes in credit and financial markets; risks relating to illegal third party efforts to access data or other cybersecurity or physical security breaches; changes in, and the effects of, laws and regulations and government policies governing our business, including our examination and supervision in the U.S. by the Consumer Financial Protection Bureau (“CFPB”) and in the United Kingdom by the Financial Conduct Authority; federal or state responses to identity theft concerns; potential adverse developments in new and pending legal proceedings or government investigations, including investigations or examinations undertaken by the CFPB, State Attorneys General or other governmental agencies; our ability to successfully develop and market new products and services, respond to pricing and other competitive pressures, complete and integrate acquisitions and other investments and achieve targeted cost efficiencies; timing and amount of capital expenditures; changes in capital markets and corresponding effects on our investments and benefit plan obligations; foreign currency exchange rates and earnings repatriation limitations; and the decisions of taxing authorities, all of which could affect our effective tax rates. A summary of additional risks and uncertainties can be found in our Annual Report on Form 10-K for the year ended December 31, 2013, including without limitation under the captions “Item 1. Business — Governmental Regulation” and “— Forward-Looking Statements” and “Item 1A, Risk Factors,” and in our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements are given only as at the date of this release and the company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

4

EQUIFAX

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	September 30,
	2014	2013
(In millions, except per share amounts)	(Unaudited)
Operating revenue	$613.4	$572.0
Operating expenses:
Cost of services (exclusive of depreciation and amortization below)	211.0	196.8
Selling, general and administrative expenses	197.8	173.4
Depreciation and amortization	50.9	51.8
Total operating expenses	459.7	422.0
Operating income	153.7	150.0
Interest expense	(17.1)	(17.5)
Other income, net	3.2	0.6
Consolidated income from continuing operations before income taxes	139.8	133.1
Provision for income taxes	(45.4)	(47.0)
Consolidated income from continuing operations	94.4	86.1
Discontinued operations, net of tax	-	(0.6)
Consolidated net income	94.4	85.5
Less: Net income attributable to noncontrolling interests	(1.7)	(2.0)
Net income attributable to Equifax	$92.7	$83.5
Amounts attributable to Equifax:
Income from continuing operations, net of tax	$92.7	$84.1
Discontinued operations, net of tax	-	(0.6)
Net income	$92.7	$83.5
Basic earnings per common share:
Income from continuing operations attributable to Equifax	$0.77	$0.69
Discontinued operations attributable to Equifax	-	-
Net income attributable to Equifax	$0.77	$0.69
Weighted-average shares used in computing basic earnings per share	121.1	121.6
Diluted earnings per common share:
Income from continuing operations attributable to Equifax	$0.75	$0.67
Discontinued operations attributable to Equifax	-	-
Net income attributable to Equifax	$0.75	$0.67
Weighted-average shares used in computing diluted earnings per share	123.5	123.9
Dividends per common share	$0.25	$0.22

5

EQUIFAX

CONSOLIDATED STATEMENTS OF INCOME

	Nine Months Ended
	September 30,
	2014	2013
(In millions, except per share amounts)	(Unaudited)
Operating revenue	$1,811.8	$1,725.4
Operating expenses:
Cost of services (exclusive of depreciation and amortization below)	630.1	590.1
Selling, general and administrative expenses	556.7	534.4
Depreciation and amortization	152.0	143.8
Total operating expenses	1,338.8	1,268.3
Operating income	473.0	457.1
Interest expense	(51.8)	(52.8)
Other income, net	1.6	4.2
Consolidated income from continuing operations before income taxes	422.8	408.5
Provision for income taxes	(147.6)	(145.9)
Consolidated income from continuing operations	275.2	262.6
Discontinued operations, net of tax	-	18.4
Consolidated net income	275.2	281.0
Less: Net income attributable to noncontrolling interests	(5.8)	(5.9)
Net income attributable to Equifax	$269.4	$275.1
Amounts attributable to Equifax:
Income from continuing operations, net of tax	$269.4	$256.7
Discontinued operations, net of tax	-	18.4
Net income	$269.4	$275.1
Basic earnings per common share:
Income from continuing operations attributable to Equifax	$2.21	$2.12
Discontinued operations attributable to Equifax	-	0.15
Net income attributable to Equifax	$2.21	$2.27
Weighted-average shares used in computing basic earnings per share	121.7	121.0
Diluted earnings per common share:
Income from continuing operations attributable to Equifax	$2.17	$2.08
Discontinued operations attributable to Equifax	-	0.15
Net income attributable to Equifax	$2.17	$2.23
Weighted-average shares used in computing diluted earnings per share	124.1	123.5
Dividends per common share	$0.75	$0.66

6

EQUIFAX

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2014	2013

(In millions, except par values)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$115.0	$235.9
Trade accounts receivable, net of allowance for doubtful accounts of $8.1 and $6.8 at September 30, 2014 and December 31, 2013, respectively	324.0	309.7
Prepaid expenses	44.7	34.5
Other current assets	66.7	68.3
Total current assets	550.4	648.4

Property and equipment:
Capitalized internal-use software and system costs	368.1	388.0
Data processing equipment and furniture	200.5	188.0
Land, buildings and improvements	192.9	185.2
Total property and equipment	761.5	761.2
Less accumulated depreciation and amortization	(463.6)	(472.3)
Total property and equipment, net	297.9	288.9
Goodwill	2,624.6	2,395.1
Indefinite-lived intangible assets	95.3	95.5
Purchased intangible assets, net	991.8	973.2
Other assets, net	147.1	138.8
Total assets	$4,707.1	$4,539.9

LIABILITIES AND EQUITY

Current liabilities:
Short-term debt and current maturities	$408.9	$296.5
Accounts payable	35.1	19.9
Accrued expenses	89.7	95.4
Accrued salaries and bonuses	75.5	90.2
Deferred revenue	67.0	61.8
Other current liabilities	89.9	98.7
Total current liabilities	766.1	662.5
Long-term debt	1,145.7	1,145.5
Deferred income tax liabilities, net	293.7	263.7
Long-term pension and other postretirement benefit liabilities	73.3	72.4
Other long-term liabilities	57.3	54.8
Total liabilities	2,336.1	2,198.9
Equifax shareholders' equity:
Preferred stock, $0.01 par value: Authorized shares - 10.0; Issued shares - none	-	-
Common stock, $1.25 par value: Authorized shares - 300.0; Issued shares - 189.3 at September 30, 2014 and December 31, 2013; Outstanding shares - 120.4 and 121.9 at September 30, 2014 and December 31, 2013, respectively	236.6	236.6
Paid-in capital	1,209.0	1,174.6
Retained earnings	3,486.9	3,309.2
Accumulated other comprehensive loss	(333.9)	(312.6)
Treasury stock, at cost, 68.3 shares and 66.8 shares at September 30, 2014 and December 31, 2013, respectively	(2,258.7)	(2,101.2)
Stock held by employee benefits trusts, at cost, 0.6 shares at September 30, 2014 and December 31, 2013	(5.9)	(5.9)
Total Equifax shareholders' equity	2,334.0	2,300.7
Noncontrolling interests	37.0	40.3
Total equity	2,371.0	2,341.0
Total liabilities and equity	$4,707.1	$4,539.9

7

EQUIFAX

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
	2014	2013
(In millions)	(Unaudited)
Operating activities:
Consolidated net income	$275.2	$281.0
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Gain on divestitures	-	(19.0)
Depreciation and amortization	152.1	144.6
Stock-based compensation expense	29.0	23.1
Excess tax benefits from stock-based compensation plans	(11.9)	(11.1)
Deferred income taxes	0.5	(6.9)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(11.1)	(1.4)
Prepaid expenses and other current assets	(14.2)	(6.8)
Other assets	0.1	7.2
Current liabilities, excluding debt	(11.6)	(42.1)
Other long-term liabilities, excluding debt	5.3	8.5
Cash provided by operating activities	413.4	377.1
Investing activities:
Capital expenditures	(63.9)	(61.5)
Acquisitions, net of cash acquired	(333.7)	(27.5)
Cash received from divestitures	0.6	47.5
Investment in unconsolidated affiliates, net	(2.5)	(9.1)
Cash used in investing activities	(399.5)	(50.6)
Financing activities:
Net short-term borrowings (repayments)	132.3	(266.5)
Payments on long-term debt	(15.0)	(15.0)
Treasury stock purchases	(186.6)	(11.9)
Dividends paid to Equifax shareholders	(91.3)	(79.9)
Dividends paid to noncontrolling interests	(7.7)	(9.8)
Proceeds from exercise of stock options	29.7	38.9
Excess tax benefits from stock-based compensation plans	11.9	11.1
Other	-	(0.8)
Cash used in financing activities	(126.7)	(333.9)
Effect of foreign currency exchange rates on cash and cash equivalents	(8.1)	(7.5)
Decrease in cash and cash equivalents	(120.9)	(14.9)
Cash and cash equivalents, beginning of period	235.9	146.8
Cash and cash equivalents, end of period	$115.0	$131.9

8

Common Questions & Answers (Unaudited)

(Dollars in millions)

1.	Can you provide a further analysis of operating revenue and operating income by operating segment?

Operating revenue and operating income consist of the following components:

(in millions)	Three Months Ended September 30,
					Local Currency
Operating revenue:	2014	2013	$ Change	% Change	% Change*
Online Information Solutions	$205.5	$197.7	$7.8	4%
Mortgage Solutions	28.3	28.4	(0.1)	0%
Financial Marketing Services	44.8	44.1	0.7	2%
Total U.S. Information Solutions	278.6	270.2	8.4	3%
Latin America	49.1	49.0	0.1	0%	18%
Europe	70.1	46.5	23.6	51%	40%
Canada	39.2	39.0	0.2	0%	5%
Total International	158.4	134.5	23.9	18%	22%
Verification Services	75.9	68.7	7.2	10%
Employer Services	46.6	46.3	0.3	1%
Total Workforce Solutions	122.5	115.0	7.5	6%
North America Personal Solutions	53.9	52.3	1.6	3%
Total operating revenue	$613.4	$572.0	$41.4	7%	8%

(in millions)	Nine Months Ended September 30,
					Local Currency
Operating revenue:	2014	2013	$ Change	% Change	% Change*
Online Information Solutions	$603.8	$585.6	$18.2	3%
Mortgage Solutions	80.3	90.5	(10.2)	-11%
Financial Marketing Services	136.9	132.3	4.6	4%
Total U.S. Information Solutions	821.0	808.4	12.6	2%
Latin America	143.6	144.1	(0.5)	0%	20%
Europe	208.3	138.2	70.1	51%	40%
Canada	115.3	117.9	(2.6)	-2%	4%
Total International	467.2	400.2	67.0	17%	22%
Verification Services	212.1	214.2	(2.1)	-1%
Employer Services	149.5	147.7	1.8	1%
Total Workforce Solutions	361.6	361.9	(0.3)	0%
North America Personal Solutions	162.0	154.9	7.1	5%
Total operating revenue	$1,811.8	$1,725.4	$86.4	5%	6%

(in millions)	Three Months Ended September 30,
		Operating		Operating
Operating income:	2014	Margin	2013	Margin	$ Change	% Change
U.S. Information Solutions	$104.3	37.4%	$97.7	36.2%	$6.6	7%
International	37.1	23.5%	40.7	30.2%	(3.6)	-9%
Workforce Solutions	39.8	32.5%	34.5	29.9%	5.3	15%
North America Personal Solutions	17.0	31.6%	13.7	26.3%	3.3	24%
General Corporate Expense	(44.5)	nm	(36.6)	nm	(7.9)	-21%
Total operating income	$153.7	25.1%	$150.0	26.2%	$3.7	3%

(in millions)	Nine Months Ended September 30,
		Operating		Operating
Operating income:	2014	Margin	2013	Margin	$ Change	% Change
U.S. Information Solutions	$312.4	38.1%	$298.1	36.9%	$14.3	5%
International	104.5	22.4%	117.2	29.3%	(12.7)	-11%
Workforce Solutions	119.0	32.9%	110.2	30.4%	8.8	8%
North America Personal Solutions	48.8	30.1%	42.4	27.4%	6.4	15%
General Corporate Expense	(111.7)	nm	(110.8)	nm	(0.9)	-1%
Total operating income	$473.0	26.1%	$457.1	26.5%	$15.9	3%

nm - not meaningful

* Reflects percentage change in revenue conforming 2014 results using 2013 exchange rates.

9

Common Questions & Answers (Unaudited)

(Dollars in millions)

2.	Can you provide depreciation and amortization by segment?

Depreciation and amortization are as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
U.S. Information Solutions	$21.5	$28.8	$65.6	$66.7
International	11.5	5.4	33.6	18.0
Workforce Solutions	10.6	11.1	32.4	40.6
North America Personal Solutions	2.1	2.1	5.8	5.4
General Corporate Expense	5.2	4.4	14.6	13.1
Total depreciation and amortization	$50.9	$51.8	$152.0	$143.8

3.	What was the currency impact on the foreign operations?

The U.S. dollar impact on operating revenue and operating income is as follows:

	Three Months Ended September 30, 2014
	Operating Revenue		Operating Income
	Amount	%	Amount	%
Canada	$(1.9)	-5%	$(0.9)	-5%
Europe	4.7	10%	0.5	4%
Latin America	(8.4)	-17%	(3.9)	-21%
Total	$(5.6)	-1%	$(4.3)	-3%

	Nine Months Ended September 30, 2014
	Operating Revenue		Operating Income
	Amount	%	Amount	%
Canada	$(7.8)	-7%	$(3.7)	-7%
Europe	15.1	11%	1.7	5%
Latin America	(29.0)	-20%	(12.5)	-24%
Total	$(21.7)	-1%	$(14.5)	-3%

10

Common Questions & Answers (Unaudited)

(Dollars in millions)

4.	How did your reportable segments change as a result of the organizational realignment?

Effective July 1, 2014, we implemented an organizational realignment which changed our internal structure resulting in four reportable segments: U.S. Information Solutions, International, Workforce Solutions and North America Personal Solutions. These reportable segments are described further below:

*	U.S. Information Solutions consists of the former U.S. Consumer Information Solutions and U.S. portion of the former North America Commercial Solutions.
*	International includes Latin America, Europe and Canada (now including Canada Commercial of the former North America Commercial Solutions).
*	Workforce Solutions did not change.
*	North America Personal Solutions did not change.

4a.	Can you provide a presentation of operating revenue in more detail for your reportable segments under the new organizational structure by quarter for 2014 and by quarter and in total for 2013, including period-over-period operating revenue growth?

	Three Months Ended,
	March 31,	June 30,	September 30,
Operating revenue:	2014	2014	2014
Online Information Solutions	$192.6	$205.5	$205.5
Mortgage Solutions	24.4	27.6	28.3
Financial Marketing Services	44.2	48.0	44.8
Total U.S. Information Solutions	261.2	281.1	278.6
Latin America	46.6	48.0	49.1
Europe	65.9	72.2	70.1
Canada	37.0	39.1	39.2
Total International	149.5	159.3	158.4
Verification Services	63.9	72.3	75.9
Employer Services	55.8	47.1	46.6
Total Workforce Solutions	119.7	119.4	122.5
North America Personal Solutions	54.1	54.0	53.9
Total operating revenue	$584.5	$613.8	$613.4

	Three Months Ended,
	March 31,	June 30,	September 30,	December 31,	Total
Operating revenue:	2013	2013	2013	2013	2013
Online Information Solutions	$188.9	$199.0	$197.7	$184.7	$770.3
Mortgage Solutions	29.6	32.5	28.4	23.8	114.3
Financial Marketing Services	43.7	44.5	44.1	67.6	199.9
Total U.S. Information Solutions	262.2	276.0	270.2	276.1	1,084.5
Latin America	46.5	48.6	49.0	50.2	194.3
Europe	44.6	47.1	46.5	49.8	188.0
Canada	38.4	40.5	39.0	37.7	155.6
Total International	129.5	136.2	134.5	137.7	537.9
Verification Services	68.8	76.7	68.7	65.1	279.3
Employer Services	54.9	46.5	46.3	47.1	194.8
Total Workforce Solutions	123.7	123.2	115.0	112.2	474.1
North America Personal Solutions	51.1	51.5	52.3	52.5	207.4
Total operating revenue	$566.5	$586.9	$572.0	$578.5	$2,303.9

	Three Months Ended,
	March 31,	June 30,	September 30,
Operating revenue growth:	2014 vs. 2013	2014 vs. 2013	2014 vs. 2013
Online Information Solutions	2%	3%	4%
Mortgage Reporting Solutions	-18%	-15%	0%
Financial Marketing Services	1%	8%	2%
Total U.S. Information Solutions	0%	2%	3%
Latin America	0%	-1%	0%
Europe	48%	53%	51%
Canada	-4%	-3%	0%
Total International	15%	17%	18%
Verification Services	-7%	-6%	10%
Employer Services	1%	1%	1%
Total Workforce Solutions	-3%	-3%	6%
North America Personal Solutions	6%	5%	3%
Total operating revenue growth	3%	5%	7%

11

Common Questions & Answers (Unaudited)

(Dollars in millions)

4b.	Can you provide a presentation of operating income for your reportable segments under the new organizational structure by quarter for 2014 and all quarters and in total for 2013, including operating margin?

	Three Months Ended,
	March 31,	June 30,	September 30,
Operating income:	2014	2014	2014
U.S. Information Solutions	$97.0	$111.1	$104.3
International	31.6	35.8	37.1
Workforce Solutions	38.7	40.5	39.8
North America Personal Solutions	15.3	16.5	17.0
General Corporate Expense	(30.7)	(36.6)	(44.5)
Total operating income	$151.9	$167.3	$153.7

	Three Months Ended,
	March 31,	June 30,	September 30,
Operating margin:	2014	2014	2014
U.S. Information Solutions	37.2%	39.5%	37.4%[1]
International	21.1%	22.5%	23.5%
Workforce Solutions	32.3%	33.9%	32.5%
North America Personal Solutions	28.2%	30.5%	31.6%
General Corporate Expense	nm	nm	nm
Total operating margin	26.0%	27.3%	25.1%[1]

1The decrease in USIS operating margin for Q3 2014 is due to a settlement related to a legal dispute over certain software license agreements. The adjusted operating margins for the quarter ended September 30, 2014 adjusted for the effect of this settlement were 40.3% and 26.4% for USIS and consolidated Equifax, respectively. Refer to Reconciliation of Non-GAAP Financial Measures B and C for the reconciliations of operating income and operating margin to adjusted operating income and operating margin.

	Three Months Ended,
	March 31,	June 30,	September 30,	December 31,	Total
Operating income:	2013	2013	2013	2013	2013
U.S. Information Solutions	$94.5	$105.7	$97.7	$112.1	$410.0
International	37.0	39.6	40.7	40.0	157.3
Workforce Solutions	37.4	38.3	34.5	32.4	142.6
North America Personal Solutions	14.5	14.2	13.7	16.2	58.6
General Corporate Expense	(34.4)	(39.7)	(36.6)	(46.6)	(157.3)
Total operating income	$149.0	$158.1	$150.0	$154.1	$611.2

	Three Months Ended,
	March 31,	June 30,	September 30,	December 31,	Total
Operating margin:	2013	2013	2013	2013	2013
U.S. Information Solutions	36.1%	38.3%	36.2%	40.6%	37.8%
International	28.5%	29.1%	30.2%	29.1%	29.2%
Workforce Solutions	30.3%	31.1%	29.9%	28.9%	30.1%
North America Personal Solutions	28.4%	27.6%	26.3%	30.7%	28.2%
General Corporate Expense	nm	nm	nm	nm	nm
Total operating margin	26.3%	26.9%	26.2%	26.6%	26.5%

nm - not meaningful

12

Common Questions & Answers (Unaudited)

(Dollars in millions)

4c.	Can you provide depreciation and amortization by segment under the new organizational structure by quarter for 2014 and all quarters and in total for 2013?

	Three Months Ended
	March 31,	June 30,	September 30,
	2014	2014	2014
U.S. Information Solutions	$22.1	$22.0	$21.5
International	11.1	11.0	11.5
Workforce Solutions	11.0	10.8	10.6
North America Personal Solutions	1.8	1.9	2.1
General Corporate Expense	4.5	4.9	5.2
Total depreciation and amortization	$50.5	$50.6	$50.9

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	Total
	2013	2013	2013	2013	2013
U.S. Information Solutions	$19.1	$18.9	$28.8	$22.0	$88.8
International	6.3	6.3	5.4	6.1	24.1
Workforce Solutions	16.6	12.9	11.1	11.1	51.7
North America Personal Solutions	1.6	1.7	2.1	2.1	7.5
General Corporate Expense	4.3	4.3	4.4	4.5	17.5
Total depreciation and amortization	$47.9	$44.1	$51.8	$45.8	$189.6

13

Reconciliations of Non-GAAP Financial Measures to the Comparable GAAP Financial Measures (Unaudited)

(Dollars in millions, except per share amounts)

A.	Reconciliation of net income from continuing operations attributable to Equifax to diluted EPS from continuing operations attributable to Equifax, adjusted for the settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense:

	Three Months Ended
	September 30,
	2014	2013	$ Change	% Change

Net income from continuing operations attributable to Equifax	$92.7	$84.1	$8.6	10%

Settlement of a legal dispute over certain software license agreements, net of tax	5.0	-	5.0	nm

Net income from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements	$97.7	$84.1	$13.6	16%
Acquisition-related amortization expense, net of tax, and cash income tax benefit of acquisition-related amortization expense of certain acquired intangibles	27.2	27.5	(0.3)	-1%

Net income from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense	$124.9	$111.6	$13.3	12%

Diluted EPS from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense	$1.01	$0.90	$0.11	12%

Weighted-average shares used in computing diluted EPS	123.5	123.9

	Nine Months Ended
	September 30,
	2014	2013	$ Change	% Change

Net income from continuing operations attributable to Equifax	$269.4	$256.7	$12.7	5%

Settlement of a legal dispute over certain software license agreements, net of tax	5.0	-	5.0	nm

Net income from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements	$274.4	$256.7	$17.7	7%
Acquisition-related amortization expense, net of tax, and cash income tax benefit of acquisition-related amortization expense of certain acquired intangibles	81.1	75.9	5.2	7%

Net income from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense	$355.5	$332.6	$22.9	7%

Diluted EPS from continuing operations attributable to Equifax, adjusted for settlement of a legal dispute over certain software license agreements and acquisition-related amortization expense	$2.87	$2.69	$0.18	6%

Weighted-average shares used in computing diluted EPS	124.1	123.5

nm - not meaningful

14

Reconciliations of Non-GAAP Financial Measures to the Comparable GAAP Financial Measures (Unaudited)

(Dollars in millions, except per share amounts)

B.	Reconciliation of operating income to adjusted operating income, excluding settlement of a legal dispute over certain software license agreements, and presentation of adjusted operating margin:

	Three Months Ended
	September 30,
	2014	2013	$ Change	% Change

Operating revenue	$613.4	$572.0	$41.4	7%

Operating income	$153.7	$150.0	$3.7	2%

Settlement of a legal dispute over certain software license agreements	$7.9	$-	$7.9	nm

Adjusted operating income, excluding settlement of a legal dispute over certain software license agreements	$161.6	$150.0	$11.6	8%

Adjusted operating margin, excluding settlement charge	26.4%	26.2%

	Nine Months Ended
	September 30,
	2014	2013	$ Change	% Change

Operating revenue	$1,811.8	$1,725.4	$86.4	5%

Operating income	$473.0	$457.1	$15.9	3%

Settlement of a legal dispute over certain software license agreements	$7.9	$-	$7.9	nm

Adjusted operating income, excluding settlement of a legal dispute over certain software license agreements	$480.9	$457.1	$23.8	5%

Adjusted operating margin, excluding settlement charge	26.6%	26.5%

C.	Reconciliation of USIS operating income to USIS adjusted operating income, excluding settlement of a legal dispute over certain software license agreements, and presentation of adjusted operating margin:

	Three Months Ended
	September 30,
	2014	2013	$ Change	% Change
USIS:
Operating revenue	$278.6	$270.2	$8.4	3%

Operating income	$104.3	$97.7	$6.6	7%

Settlement of a legal dispute over certain software license agreements	$7.9	$-	$7.9	nm

Adjusted operating income, excluding settlement of a legal dispute over certain software license agreements	$112.2	$97.7	$14.5	15%

Adjusted operating margin, excluding settlement charge	40.3%	36.2%

	Nine Months Ended
	September 30,
	2014	2013	$ Change	% Change
USIS:
Operating revenue	$821.0	$808.4	$12.6	2%

Operating income	$312.4	$298.1	$14.3	5%

Settlement of a legal dispute over certain software license agreements	$7.9	$-	$7.9	nm

Adjusted operating income, excluding settlement of a legal dispute over certain software license agreements	$320.3	$298.1	$22.2	7%

Adjusted operating margin, excluding settlement charge	39.0%	36.9%

nm - not meaningful

15

Notes to Reconciliations of Non-GAAP Financial Measures to the Comparable GAAP Financial Measures

Diluted EPS and net income from continuing operations attributable to Equifax, adjusted for the settlement of a legal dispute over certain software agreements and acquisition-related amortization expense - We calculate this financial measure by excluding the impact of legal settlement and acquisition-related amortization expense and including a benefit to reflect the material cash income tax savings resulting from the income tax deductibility of legal expenses and amortization for certain acquired intangibles.  These financial measures are not prepared in conformity with GAAP.  Management believes excluding the impact of the settlement of a legal dispute over certain software license agreements and amortization expense is useful because excluding acquisition-related amortization, and other items, allows investors to evaluate our performance for different periods on a more comparable basis. Certain acquired intangibles result in material cash income tax savings which are not reflected in earnings. Management believes that including a benefit to reflect the cash income tax savings is useful as it allows investors to better value Equifax. Management makes these adjustments to earnings when measuring operating profitability, evaluating performance trends, setting performance objectives and calculating our return on invested capital.

Adjusted operating income and operating margin, excluding the settlement of a legal dispute over certain software license agreements - Management believes excluding the impact of the settlement of a legal dispute over certain software license agreements from the calculation of operating income and operating margin, on a non-GAAP basis, allows investors to evaluate our performance for different periods on a more comparable basis.

16